SUPPLEMENT TO

CALVERT ENHANCED EQUITY PORTFOLIO

Calvert Equity and Asset Allocation Funds Prospectus (Class A, B, C and Y)
dated January 31, 2012

Calvert Equity and Asset Allocation Funds Prospectus (Class I)
dated January 31, 2012

Calvert Enhanced Equity Portfolio Summary Prospectus (Class A, B and C)
dated January 31, 2012

Calvert Enhanced Equity Portfolio Summary Prospectus (Class I)
dated January 31, 2012

Date of Supplement: November 1, 2012

Important Notice Regarding Change to Fund Name and Investment Policy

The Board of Trustees for Calvert Enhanced Equity Portfolio (the “Fund”) approved a name change for Calvert Enhanced Equity Portfolio (the “Fund”) and a change to the Fund’s investment policy. The changes will become effective on January 31, 2013 (the “Effective Date”), and new prospectuses dated on the Effective Date will replace the existing prospectuses for the Fund.

Name Change

The Fund will change its name to “Calvert Large Cap Core Portfolio.”

Change to 80% Investment Policy

The Fund’s 80% investment policy currently reads as follows:

The Fund will normally invest at least 80% of its net assets, including borrowings for investment purposes, in equity securities (common stock).

This policy may be changed by the Board without shareholder approval, provided written notice is given at least 60 days in advance of such change. The Board approved the following revised 80% investment policy:

The Fund will normally invest at least 80% of its net assets, including borrowings for investment purposes, in large-cap equity securities (common stock).

The Fund defines large-cap companies as those within the range of market capitalizations of the Russell 1000 Index. The Russell 1000 Index measures the performance of the 1,000 largest U.S. companies based on the float-adjusted market capitalization of the index constituents.

These changes will not result in any material change in the way in which the Fund is managed.